                                                                  EXECUTION COPY

                                LIMITED GUARANTEE

                  LIMITED GUARANTEE, dated as of October 29, 2003 made by each signatory hereto (each a "Guarantor", collectively, the "Guarantors"), in favor of Morgan Stanley Mortgage Asset Funding Inc., as lender (the "Lender") party to the Credit Agreement referred to below.

                                    RECITALS

                  Pursuant to the Credit Agreement, dated as of October 29, 2003
(as amended, supplemented or otherwise modified from time to time, the "Credit
Agreement"), between Pinnacle Towers Acquisition Inc. (the "Borrower") and the
Lender, the Lender has agreed to make loans to the Borrower upon the terms and subject to the conditions set forth therein, such loans to be evidenced by the
Term Note issued by the Borrower thereunder. The Guarantors own directly or indirectly at least 80% of the capital stock of the Borrower. Each Guarantor will derive substantial direct and indirect benefit from the making of the loans. It is a condition precedent to the obligation of the Lender to make loans to the Borrower under the Credit Agreement that each Guarantor shall have executed and delivered this Limited Guarantee to the Lender.

                  NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into the Credit Agreement and to induce the Lender to make loans to the Borrower under the Credit Agreement, the Guarantors hereby agree with the Lender as follows:

                  1. Defined Terms.

                  (a) Unless otherwise defined herein, terms defined in the
Credit Agreement and used herein shall have the meanings given to them in the
Credit Agreement.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Limited Guarantee shall refer to this Limited
Guarantee as a whole and not to any particular provision of this Limited
Guarantee, and section and paragraph references are to this Limited Guarantee unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be
equally applicable to both the singular and plural forms of such terms.

                  2. Guarantee.

                  (a) Subject to Section 12, each Guarantor hereby,
unconditionally and irrevocably, guarantees to the Lender and its successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                  (b) Anything herein or in any other Loan Document to the
contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (c) Subject to Section 12, each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Limited
Guarantee. This Limited Guarantee shall remain in full force and effect until the Obligations are paid in full and the Term Loan Commitment is terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

                  (d) The Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Limited Guarantee or affecting the rights and remedies of the Lender hereunder.

                  (e) No payment or payments made by the Borrower, any Guarantor or any other guarantor or any other Person or received or collected by the
Lender from the Borrower, any Guarantor or any other guarantor or any other
Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors hereunder, which shall, notwithstanding any such payment or payments other than payments made by any Guarantor in respect of the
Obligations or payments received or collected from any Guarantor in respect of the Obligations, remain liable (subject to Section 12) for the Obligations up to the maximum liability of each Guarantor hereunder until the Obligations are paid in full and the Term Loan Commitment is terminated.

                  3. Right of Contribution. Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder or in respect of the Obligations, such Guarantor shall be entitled to seek and receive contribution from and against any other
Guarantor hereunder which has not paid its proportionate share of such payment.
The provisions of this Section 3 shall be subject to the terms and conditions of
Section 4. The provisions of this Section 3 shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by it hereunder subject to Section 12.

                  4. No Subrogation. Notwithstanding any payment or payments made by the Guarantors hereunder, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other
Guarantor or other guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall any
Guarantor seek or be entitled to seek any contribution or reimbursement from the
Borrower or any other Guarantor or guarantor in respect of payments made by any
Guarantor hereunder, in each case until all amounts owing to the Lender by the
Borrower on account of the Obligations are paid in full and the Term Loan
Commitment is terminated. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full and the Term Loan Commitment shall not have terminated, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of the Guarantors, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

                  5. Amendments, Etc. with Respect to the Obligations; Waiver of
Rights. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of any of the
Obligations made by the Lender may be rescinded by the Lender and any of the
Obligations

                                      -2-

continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Credit Agreement, the Term Note
and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the
Obligations or for this Limited Guarantee or any property subject thereto. When making any demand hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other
Guarantor or guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against such Guarantor. For the purposes hereof,
"demand" shall include the commencement and continuance of any legal proceedings.

                  6. Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the
Obligations and notice of or proof of reliance by the Lender upon this Limited
Guarantee or acceptance of this Limited Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Limited
Guarantee; and all dealings between the Borrower and the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Limited Guarantee. Each
Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any Guarantor with respect to the Obligations. Each Guarantor understands and agrees that this Limited
Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment, subject to Section 12, without regard to (a) the validity, regularity or enforceability of the Credit Agreement, the Term Note or any other
Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or any
Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of any Guarantor
under this Limited Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve any
Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the
Lender against any Guarantor. This Limited Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to be benefit of the Lender and its successors, indorsees, transferees and assigns, until all of the Obligations shall have been satisfied by payment in full and the Term Loan Commitment shall have been terminated,

                                      -3-

notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any of the Obligations.

                  7. Reinstatement. This Limited Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of their respective property, or otherwise, all as though such payments had not been made.

                  8. Not Affected by Bankruptcy. Notwithstanding any
modification, discharge or extension of the Obligations or any amendment, modification, stay or cure of the Lender's rights which may occur in any bankruptcy or reorganization case or proceeding against the Borrower or any other Guarantor or guarantor, whether permanent or temporary, and whether or not assented to by the Lender, each Guarantor hereby agrees that the Guarantors shall be obligated hereunder to pay and perform all of its obligations under this Limited Guarantee in accordance with its terms (without regard to any such modification, discharge or extension of the Obligations of the Borrower or such other Guarantor thereunder). Without in any way limiting the generality of the foregoing, any subsequent modification of the Obligations in any reorganization case concerning the Borrower shall not affect the obligation of any Guarantor, subject to Section 12, to pay and perform the Obligations in accordance with the original terms thereof.

                  9. Payments. Each Guarantor hereby agrees that payments
hereunder will be paid to the Lender without set-off or counterclaim in U.S.
Dollars at the office of the Lender specified in Section 9.2 of the Credit
Agreement; provided that the Guarantors may make any payment hereunder by delivering or surrendering the Pledged Stock to the Lender.

                  10. Representations and Warranties. Each Guarantor hereby
represents and warrants that:

                  (a) it is duly organized, validly existing and in good
standing under the laws of the jurisdiction of its organization and has the company or partnership power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged;

                  (b) Pinnacle and each of its Subsidiaries are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization and have the company power and authority and the legal right to own and operate their respective property, to lease the property they operate as lessee and to conduct the business in which they are currently engaged;

                  (c) it has the company or partnership power and authority and the legal right to execute and deliver, and to perform its obligations under, this Limited Guarantee and the Investor Pledge Agreement, and has taken all necessary company or partnership action to authorize its execution, delivery and performance of this Limited Guarantee and the Investor Pledge Agreement;

                  (d) each of this Limited Guarantee and the Investor Pledge
Agreement has been duly executed and delivered on behalf of such Guarantor, and constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws

                                      -4-

relating to or affecting creditors' rights generally, general equitable principles (whether considered on a proceeding in equity or at law) and an implied covenant of good faith and fair dealing;

                  (e) the execution, delivery and performance of this Limited
Guarantee and the Investor Pledge Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any Requirement of Law or
Contractual Obligation of such Guarantor (other than Liens created by the
Security Documents in favor of the Lender); and

                  (f) no consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person
(including, without limitation, any stockholder or creditor of such Guarantor)
is required in connection with the execution, delivery, performance, validity or enforceability of this Limited Guarantee or the other Loan Documents to which such Guarantor is a party, and the amendment to the Equity Investors Agreement and the waiver of the stock transfer restrictions contained in Pinnacle's certificate of incorporation which have been requested by the Lender in connection therewith have been obtained or entered into by the parties thereto, in each case in form and substance satisfactory to the Lender, and are in full force and effect.

                  Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by it on the date of each borrowing by the Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date (except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall have been true as of such date).

                  11. Covenants. Each Guarantor hereby covenants and agrees with the Lender that, from and after the date of this Limited Guarantee until the
Obligations are paid in full and the Term Loan Commitment is terminated:

                  (a) Financial Information. The Guarantors shall deliver (i)
within five days after the same are sent, copies of all financial statements and reports which Pinnacle sends to its respective stockholders, (ii) within five days after the same are filed, copies of all financial statements and reports which Pinnacle may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority, and (iii) such other additional financial information that the Lender may from time to time reasonably request; provided that this requirement shall be satisfied with respect to all Guarantors by delivery to the Lender of one set of such financial statements, reports or other such other information by any Guarantor.

                  (b) Maintenance of Property; Insurance. The Guarantors shall cause Pinnacle and its Subsidiaries to (i) keep all of their respective property that is material to the condition of their respective businesses in good working order and condition, ordinary wear and tear excepted; (ii) maintain with financially sound and reputable insurance companies insurance on all of their respective property in at least such amounts and against at least such risks
(but including in any event public liability, and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar businesses; and (iii) furnish to the Lender, upon written request, information as to the insurance carried in reasonable detail.

                  (c) Notices. The Guarantors shall promptly give the Lender notice of:

                  (i) the occurrence of any Default or Event of Default;

                                      -5-

                  (ii) any (A) default or event of default under any Contractual
         Obligation of Pinnacle or any of its Subsidiaries, to the extent known by the Guarantors, or (B) litigation, investigation or proceeding which may exist at any time between Pinnacle or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, is reasonably expected to have a Material Adverse Effect;

                  (iii) any litigation or proceeding affecting Pinnacle or any of its Subsidiaries in which the amount involved is $5,000,000 or more and not covered by insurance or in which injunctive or similar relief is sought;

                  (iv) the following events, as soon as possible and in any
         event within 30 days after any Guarantor knows or has reason to know thereof: (A) the occurrence or expected occurrence of any Reportable
         Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or
         Insolvency of, any Multiemployer Plan or (B) the institution of proceedings or the taking of any other action by the PBGC or the
         Borrower or any Commonly Controlled Entity or any Multiemployer Plan
         with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

                  (v) any development or event which has had or is reasonably expected to have a Material Adverse Effect.

                  Each notice pursuant to this Section shall be accompanied by a statement of a responsible officer of the Guarantor providing such notice setting forth details of the occurrence referred to therein and stating what action is proposed to be taken with respect thereto

                  (d) Environmental Matters. The Guarantors shall cause Pinnacle and its Subsidiaries to comply with all applicable Environmental Laws and obtain and comply in all material respects with and maintain any and all licenses, approvals, notifications, registrations or permits required by applicable
Environmental Laws except to the extent that failure to do any of the foregoing could not be reasonably expected to have a Material Adverse Effect.

                  (e) Tenant Leases and Ground Leases. The Guarantors shall
cause Pinnacle and its Subsidiaries to:

                  (i) only enter into new leases of space (a "Tenant Lease") on any of its wireless communications towers ("Towers"), acquire any new
         Tenant Leases or become party to any Tenant Leases which are not Oral
         Tenant Leases; and

                  (ii) only enter into new leases for real property or rooftops which constitute Towers or which are located upon a Tower (a "Ground
         Lease"), acquire any new Ground Leases or become party to any Ground
         Leases on commercially reasonable terms.

                  (f) Financial Condition Covenants. The Guarantors shall cause
Pinnacle and its consolidated Subsidiaries to:

                  (i) Minimum Consolidated EBITDA. not permit the Consolidated
         EBITDA of Pinnacle for any period set forth below to be less than the amount set forth opposite such period below:

                                      -6-

         -----------------------------------------------------------------------
                              Period                        Consolidated EBITDA
         -----------------------------------------------------------------------
         For the fiscal quarter ending March 31, 2003           $15,000,000
         -----------------------------------------------------------------------
         For the two consecutive fiscal quarters ending         $30,000,000
         June 30, 2003
         -----------------------------------------------------------------------
         For the three consecutive fiscal quarters ending       $45,000,000
         September 30, 2003
         -----------------------------------------------------------------------
         For the four consecutive fiscal quarters ending        $62,000,000
         December 31, 2003
         -----------------------------------------------------------------------
         For the four consecutive fiscal quarters ending        $65,000,000
         March 31, 2004
         -----------------------------------------------------------------------
         For the four consecutive fiscal quarters ending        $68,000,000
         June 30, 2004
         -----------------------------------------------------------------------

                  (ii) Maximum Consolidated Indebtedness. not permit the
         Consolidated Indebtedness of Pinnacle to exceed $265,000,000 at any time, provided, however, that in the event a Refinancing Event occurs in the form of a securitization transaction, the Consolidated
         Indebtedness of Pinnacle may increase to $450,000,000.

                  (iii) Leverage Ratio. not permit, at any time during any
         period set forth in the table below, the ratio of (i) Debt for Borrowed
         Money of Pinnacle and its Subsidiaries on a consolidated basis at such time to (ii) Consolidated EBITDA of Pinnacle (the "Leverage Ratio") for
         the period of 12 consecutive calendar months ended at or most recently prior to such time to be greater than the ratio set forth opposite such period below:

         -----------------------------------------------------------------------
                             Period                              Leverage Ratio
         -----------------------------------------------------------------------
         On March 31, 2003                                       5.00 to 1.00
         -----------------------------------------------------------------------
         April 1, 2003 through June 30, 2003                     4.85 to 1.00
         -----------------------------------------------------------------------
         July 1, 2003 through September 30, 2003                 4.75 to 1.00
         -----------------------------------------------------------------------
         October 1, 2003 through December 31, 2003               4.55 to 1.00
         -----------------------------------------------------------------------
         January 1, 2004 through March 31, 2004                  4.25 to 1.00
         -----------------------------------------------------------------------
         April 1, 2004 through June 30, 2004                     4.00 to 1.00
         -----------------------------------------------------------------------

provided, however, that in the event a Refinancing Event occurs in the form of a securitization transaction, the Leverage Ratio for any such period thereafter may increase to 5.625:1.0.

                  (g) Fundamental Changes. The Guarantors shall not permit
Pinnacle to convey, sell, lease, assign, transfer or otherwise dispose of, a substantial portion of its property, business, or assets.

                  12. Limitation of Liability. Notwithstanding any other
provisions of this Limited Guarantee or any other Loan Document:

                  (a) no Guarantor or any past, present or future partner of such Guarantor or any successor entity of such Guarantor (other than in each case the Borrower or any of its Subsidiaries) shall have any liability for payment or performance of the Obligations unless and until an Event of Default shall have occurred and be continuing with respect to Sections 7.1 and 7.2 of the Credit Agreement,

                  (b) no Guarantor, no Pledgor (under and as defined in the
Investor Pledge Agreement) nor any past, present or future partner of any such
Guarantor or Pledgor or any successor entity of any such Guarantor or Pledgor
(each such partner or successor entity, a "Partner-Successor")

                                      -7-

(other than in each case the Borrower or any of its Subsidiaries) shall have personal liability for payment or performance of the Obligations and the sole recourse of the Lender against the Guarantors, such Pledgors or any
Partner-Successor shall be to the Pledged Stock (as defined below), and

                  (c) in any action or suit to enforce the payment, performance or collection of the Obligations (either under this Limited Guarantee, the
Investor Pledge Agreement or otherwise), the Lender shall not seek any in personam judgment or other remedy against any Guarantor, any such Pledgor or
Partner-Successor (other than in each case the Borrower or any of its
Subsidiaries), including any judgment against such Guarantor, Pledgor or
Partner-Successor for a deficiency, other than the enforcement of its security interests in the shares of stock (the "Pledged Stock") created under, and the other collateral described in, the Investor Pledge Agreement, with the enforcement of such security interests being the sole and exclusive remedy of the Lender against such Guarantor, Pledgor and Partner-Successor for the payment and performance of the Obligations.

Nothing contained in this Section shall be construed to impair the validity of the Obligations or affect or impair in any way the right of the Lender to exercise their rights and remedies under the Credit Agreement, the Term Note and any other Loan Documents (other than the Limited Guarantee and the Investor
Pledge Agreement) in accordance with their respective terms.

                  13. Notices. All notices, requests and demands to or upon the
Lender or the Guarantors to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, three Business Days after being deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                  (a) if to the Lender, at its address or transmission number for notices provided in Section 9.2 of the Credit Agreement; and

                  (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

                  The Lender and any Guarantor may change its address and
transmission numbers for notices by notice in the manner provided in this
Section.

                  14. Severability. Any provision of this Limited Guarantee
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  15. Integration. This Limited Guarantee represents the
agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

                  16. Amendments in Writing; No Waiver; Cumulative Remedies.

                  (a) None of the terms or provisions of this Limited Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each

                                      -8-

Guarantor and the Lender; provided that any provision of this Limited Guarantee may be waived by the Lender in a written instrument executed by the Lender.

                  (b) The Lender shall not by any act (except by a written
instrument pursuant to Section 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the
Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

                  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  17. Section Headings. The section headings used in this
Limited Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  18. Successors and Assigns. This Limited Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Lender and its successors and assigns.

                  19. GOVERNING LAW. THIS LIMITED GUARANTEE SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

                  20. Submission To Jurisdiction; Waivers. Each Guarantor hereby irrevocably and unconditionally:

                  (a) submits for itself and its property in any legal action or proceeding relating to this Limited Guarantee and the Investor Pledge Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York,
and appellate courts from any thereof;

                  (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) agrees that service of process in any such action or
proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such
Guarantor at its address set forth under its signature below or at such other address of which the Lender shall have been notified pursuant hereto;

                  (d) agrees that nothing herein shall affect the right to
effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                                      -9-

                  (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  21. Acknowledgments. Each Guarantor hereby acknowledges that:

                  (a) it has been advised by counsel in the negotiation,
execution and delivery of this Limited Guarantee and the Investor Pledge
Agreement;

                  (b) the Lender does not have any fiduciary relationship with or duty to such Guarantor arising out of or in connection with this Limited
Guarantee or the Investor Pledge Agreement, and the relationship between the
Guarantors, the Borrower and the other Loan Parties, on one hand, and Lender, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                  (c) no joint venture is created hereby or by any other Loan
Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors, the Borrower, any of the other Loan Parties and the
Lender.

                  22. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY
AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING
RELATING TO THIS LIMITED GUARANTEE OR ANY OTHER LOAN DOCUMENT AND FOR ANY
COUNTERCLAIM THEREIN.

                                      -10-

                  IN WITNESS WHEREOF, each of the undersigned has caused this
Limited Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                           FORTRESS PINNACLE ACQUISITION LLC
                               By: FRIT PINN LLC, its managing member

                           By: /s/ Randal A. Nardone
                              -------------------------------------------------
                              Name:  Randal A. Nardone
                              Title: Vice President and Secretary

                           Address for Notices:

                           1251 Avenue of the Americas
                           16th Floor
                           New York, NY  10020
                           Attention:  Jonathan Ashley
                           Fax: (212) 798-6122

                           FRIT PINN LLC

                           By: /s/ Randal A. Nardone
                              -------------------------------------------------
                              Name:  Randal A. Nardone
                              Title: Vice President and Secretary

                           Address for Notices:

                           1251 Avenue of the Americas
                           16th Floor
                           New York, NY  10020
                           Attention:  Jonathan Ashley
                           Fax: (212) 798-6122

                           GREENHILL CAPITAL PARTNERS, L.P.

                                By:  GCP, L.P., a Delaware limited partnership,
                                     as General Partner

                                By:  GCP, LLC, a Delaware limited liability
                                    company, as General Partner

                                By: /s/ Harold J. Rodriguez, Jr.
                                   -----------------------------------------
                                    Name:  Harold J. Rodriguez, Jr.
                                    Title: Chief Financial Officer

                        Address for Notices:

                                300 Park Avenue, 23rd Floor
                                New York, NY 10022
                                Attention:  Robert H. Niehaus
                                Timothy J. Haddock
                                Fax: (212) 389-1700

                           GREENHILL CAPITAL, L.P.

                           By:  GCP, L.P., a Delaware limited partnership, as
                                General Partner
                           By:  GCP, LLC, a Delaware limited liability company,
                                as General Partner

                           By: /s/ Harold J. Rodriguez, Jr.
                              ------------------------------------------------
                                Name:  Harold J. Rodriguez, Jr.
                                Title: Chief Financial Officer

                                Address for Notices:

                                300 Park Avenue, 23rd Floor
                                New York, NY 10022
                                Attention:  Robert H. Niehaus
                                Timothy J. Haddock
                                Fax: (212) 389-1700

                           GREENHILL CAPITAL PARTNERS (EXECUTIVES), L.P.

                           By:  GCP, L.P., a Delaware limited partnership, as
                                General Partner
                           By:  GCP, LLC, a Delaware limited liability company,
                                as General Partner

                           By: /s/ Harold J. Rodriguez, Jr.
                              ------------------------------------------------
                                Name:  Harold J. Rodriguez, Jr.
                                Title: Chief Financial Officer

                                Address for Notices:

                                300 Park Avenue, 23rd Floor
                                New York, NY 10022
                                Attention:  Robert H. Niehaus
                                Timothy J. Haddock
                                Fax: (212) 389-1700

                           GREENHILL CAPITAL PARTNERS (CAYMAN), L.P.

                           By:  GCP, L.P., a Delaware limited partnership, as
                                Managing General Partner
                           By:  GCP, LLC, a Delaware limited liability company,
                                as General Partner

                           By:  /s/ Harold J. Rodriguez, Jr.
                              ------------------------------------------------
                                Name:  Harold J. Rodriguez, Jr.
                                Title: Chief Financial Officer

                                Address for Notices:

                                300 Park Avenue, 23rd Floor
                                New York, NY 10022
                                Attention:  Robert H. Niehaus
                                Timothy J. Haddock
                                Fax: (212) 389-1700

MORGAN STANLEY ASSET
  FUNDING INC., as Lender

By:  /s/ Steven Stern
    ------------------------------
    Name:  Steven Stern
    Title: Vice President